Exhibit 99.1
Lucid Announces Third Quarter 2026 Results, Reduces Cash Consumption by 30%, Transformation on Track, Liquidity increased by $1.75 billion
•Reduced quarterly cash consumption by 30% sequentially; further improvements remain a strategic imperative.
•Material progress on each of the company’s four Must-Win priorities.
•Transformation advancing with investment in leadership, customer experience, strategic programs, brand revamp and foundations for profitable growth.
•Liquidity increased by $1.75 billion through expanded support from the PIF.
NEWARK, Calif. — November 9, 2026 — Lucid Group, Inc. (NASDAQ: LCID), today announced results for the third quarter ended September 30, 2026, including a 30 percent sequential reduction in cash consumption, and provided an update on its transformation and on the four Must-Win priorities.
“Our transformation is beginning to show progress. We are acting with urgency, strengthening the fundamentals and driving greater discipline, while continuing to invest in the priorities to deliver profitable long-term growth,” said Silvio Napoli, Chief Executive Officer. “We are grateful for the continued financial support from our anchor shareholder, which further energizes us to remain focused on execution and on our commitments as we build a stronger, sustainable Lucid.”
“The operating reset announced with our Q2 results includes decisive actions to align our manufacturing capacity with demand, reduce inventory and lower operating expenses. These actions are already showing through in Q3, with free cash flow consumption 30% lower sequentially,” said Alexander De Bock, Chief Financial Officer. “Our team has embraced this transformation, and we look forward to building on this momentum.”
As shared at Q2, Lucid expects to communicate its mid-term plan and targets early next year.
Delivering on Key Priorities
During Q3, the company advanced each of its four Must-Win priorities. These represent Lucid’s framework for transforming its business and measuring progress:
•$1.4 Billion Cash Flow Improvement Plan: year to date, Lucid has achieved savings of $0.8 billion and implemented additional actions to drive continued improvement. The company remains on track to achieve its full-year target.
•Autonomy & Robotaxi: Lucid achieved all of the project milestones scheduled by the end of Q3 in the partnership with Uber and Nuro. In August, the program expanded to more than 100 vehicles on the road. Lucid also announced a partnership with Bolt, one of Europe’s leading mobility platforms, with an initial goal of deploying at least 25,000 vehicles.
•Advanced Manufacturing Plant 2: construction of Lucid’s AMP-2 manufacturing facility in Saudi Arabia is progressing to plan and has entered the final stages of industrialization and commissioning. Inauguration is expected in early 2027.
•Midsize: testing, final-stage prototyping and validation continued during Q3, with pilot production entering the final phase. Production remains planned for the second half of 2027. Lucid expects to announce reveal and production dates in the first quarter of 2027.
Third Quarter 2026 Performance
Lucid reported third quarter revenue of $350 million, up 4% year over-year in a US BEV market down 41% over the same period1, and significantly improved gross profit margin. Free cash flow consumption declined by 30% sequentially to $1.04 billion as the company progressed its cash flow improvement plan. Lucid ended the quarter with $2.0 billion in total liquidity, or $3.75 billion on a pro forma basis including the $1.75 billion increase to the DDTL facility with PIF announced today. The expanded facility provides additional financial flexibility as Lucid delivers on its turnaround program. The company expects this liquidity level to fund operations and key investments into Q4 2027, bridging the period through Midsize start of production.

1 S&P Mobility: Light Vehicle Sales Forecast, November 3, 2026

Conference Call Information
Lucid will host a conference call to discuss its third quarter 2026 financial results on Monday, November 9, 2026, at 2:30 pm PT / 5:30 pm ET. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid Group, Inc. (NASDAQ: LCID) is a technology company creating exceptional mobility experiences through innovation to drive the world forward. Built on proprietary technology and software-defined vehicle architectures, Lucid’s award-winning vehicles bring together advanced engineering, elegant design, and intuitive technology to create a more rewarding driving experience. Lucid designs and engineers its products in-house and assembles at its facilities in Arizona and Saudi Arabia, enabling continuous innovation across vehicles, software, and advanced driver assistance and autonomy-ready capabilities.
Investor Relations Contact
investor@lucidmotors.com
Media Contact
media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled,” “aiming,” “targeting,” “objective,” “focus,” “strategic” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, strategic priorities, cash flow improvement plan and cash consumption, prospects, growth, production volumes, strategies, management, and the markets in which Lucid operates, including expectations of financial and operational metrics, projections of market opportunity, market share and product sales, expectations and timing related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, software, strategic partnership, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, logistics and supply chain, studio and service center openings, sales channels and strategies, future market launches and international expansion, Lucid’s ability to grow its brand awareness, the potential success of Lucid’s distribution strategy and future vehicle programs, potential automotive and strategic partnerships and their anticipated benefits, plans and expectations regarding Lucid’s ADAS/AV roadmap and robotaxi program, expectations on the technology licensing landscape, expectations on the regulatory and political environment, and expectation regarding the potential of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, regulatory and legal conditions, including uncertainties and changes of policies, imposition or proposed imposition of tariffs, export controls, threat of a trade war, the risk of a global economic recession or other downturn, bank closures and liquidity concerns at financial institutions, and global or regional conflicts or other geopolitical events, including the ongoing military operations in the Gulf region and the broader Middle East, the escalating hostilities affecting Saudi Arabia, and the potential further escalation or broadening of such conflicts; the outcome of Lucid’s broader business review, which remains underway; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and components, including rare earth materials, semiconductors and their related products, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of Lucid’s vehicles; risks related to the uncertainty of Lucid’s projected financial and operational information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the quality, reliability, and performance of Lucid’s vehicles and services; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including its ability to realize the anticipated benefits of its partnerships; Lucid’s ability to effectively recruit, integrate, motivate, and retain key employees; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to offer attractive leasing and financing options for its vehicles; the risk that Lucid’s cash flow improvement plan does not achieve the anticipated effect; risks related to Lucid’s outstanding redeemable convertible preferred stock and convertible senior notes; availability, reduction or elimination of, and Lucid’s ability to obtain and effectively utilize, zero emission vehicle credits, tax incentives, and other governmental and regulatory programs and incentives;

Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; changes to future or existing vehicle programs; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement Lucid’s condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, adjusted net loss attributable to common stockholders (diluted), adjusted net loss per share attributable to common stockholders (diluted), and free cash flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders (basic) before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) workforce reduction charges, (7) change in fair value of common stock warrant liability, (8) change in fair value of equity securities of a related party, (9) change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party), (10) accretion of redeemable convertible preferred stock (related party), and (11) gain on extinguishment of debt. Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted net loss attributable to common stockholders (diluted) is defined as net loss attributable to common stockholders (diluted) excluding (1) stock-based compensation, (2) workforce reduction charges, (3) change in fair value of common stock warrant liability, (4) change in fair value of equity securities of a related party, (5) change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party), and (6) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates adjusted net loss per share attributable to common stockholders (diluted) as adjusted net loss attributable to common stockholders (diluted) divided by weighted-average shares outstanding attributable to common stockholders (diluted).
Lucid believes that adjusted net loss attributable to common stockholders (diluted) and adjusted net loss per share attributable to common stockholders (diluted) financial measures provide investors with useful information to evaluate the performance of its business excluding items not reflecting ongoing operating activities.
Free cash flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that free cash flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.

These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of its financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of Lucid’s results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$930,742	$997,827
Short-term investments (including nil and $50,000 associated with a related party as of September 30, 2026 and December 31, 2025, respectively)	4,787	631,093
Accounts receivable, net (including $163,942 and $120,540 from a related party as of September 30, 2026 and December 31, 2025, respectively)	199,346	177,162
Inventory	1,222,492	1,109,529
Prepaid expenses	60,131	59,606
Other current assets	342,300	324,434
Total current assets	2,759,798	3,299,651
Property, plant and equipment, net	4,374,861	3,978,132
Right-of-use assets	243,925	241,974
Long-term investments (including $12,973 and $24,259 associated with a related party as of September 30, 2026 and December 31, 2025, respectively)	12,973	512,241
Other noncurrent assets	419,234	354,983
TOTAL ASSETS	$7,810,791	$8,386,981

LIABILITIES
Current liabilities:
Accounts payable	$241,099	$487,521
Finance lease liabilities, current portion	5,054	84,222
Current portion of debt ($503,356 and $467,963 associated with a related party as of September 30, 2026 and December 31, 2025, respectively)	707,545	671,746
Other current liabilities (including $90,432 and $81,580 associated with a related party as of September 30, 2026 and December 31, 2025, respectively)	1,232,717	1,392,641
Total current liabilities	2,186,415	2,636,130
Finance lease liabilities, net of current portion	101,518	104,559
Debt, net of current portion (including $1,690,917 and nil associated with a related party as of September 30, 2026 and December 31, 2025, respectively)	3,741,353	2,046,576
Other long-term liabilities (including $156,918 and $123,198 associated with related parties as of September 30, 2026 and December 31, 2025, respectively)	671,858	582,739
Derivative liabilities associated with redeemable convertible preferred stock (related party)	48,479	16,200
Total liabilities	6,749,623	5,386,204

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of September 30, 2026 and December 31, 2025, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 shares issued and outstanding as of September 30, 2026 and December 31, 2025; liquidation preference of $1,534,753 and $1,350,441 as of September 30, 2026 and December 31, 2025, respectively (related party)	1,534,739	1,339,641
Preferred stock 10,000,000 shares authorized as of September 30, 2026 and December 31, 2025, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 shares issued and outstanding as of September 30, 2026 and December 31, 2025; liquidation preference of $1,078,042 and $949,249 as of September 30, 2026 and December 31, 2025, respectively (related party)	1,078,032	943,849
Preferred stock 10,000,000 shares authorized as of September 30, 2026 and December 31, 2025, Series C redeemable convertible preferred stock, par value $0.0001; 55,000 and 0 shares issued and outstanding as of September 30, 2026 and December 31, 2025; liquidation preference of $591,852 and nil as of September 30, 2026 and December 31, 2025, respectively (related party)	543,397	—
Total redeemable convertible preferred stock	3,156,168	2,283,490

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, par value $0.0001; 1,500,000,000 shares authorized as of September 30, 2026 and December 31, 2025; 396,243,868 and 327,451,844 shares issued and 396,158,086 and 327,366,062 shares outstanding as of September 30, 2026 and December 31, 2025, respectively	40	33
Additional paid-in capital	16,428,919	16,337,023
Treasury stock, at cost, 85,782 shares at September 30, 2026 and December 31, 2025	(20,716)	(20,716)
Accumulated other comprehensive income	1,556	11,692
Accumulated deficit	(18,504,799)	(15,610,745)
Total stockholders’ equity (deficit)	(2,095,000)	717,287
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$7,810,791	$8,386,981

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue (including $79,433 and $34,251 from a related party for the three months ended September 30, 2026 and 2025, and $213,991 and $69,594 for the nine months ended September 30, 2026 and 2025, respectively)	$350,319	$336,580	$1,038,131	$831,060

Costs and expenses
Cost of revenue	608,624	670,197	2,034,866	1,665,540
Research and development	311,821	325,305	968,827	850,390
Selling, general and administrative	286,191	283,097	890,799	752,129
Workforce reduction charges	1,270	—	72,879	—
Total cost and expenses	1,207,906	1,278,599	3,967,371	3,268,059

Loss from operations	(857,587)	(942,019)	(2,929,240)	(2,436,999)

Other income (expense), net
Change in fair value of common stock warrant liability	—	444	—	18,627
Change in fair value of equity securities of a related party	(1,226)	916	(10,898)	(8,589)
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	115,176	(36,375)	225,341	356,800
Gain on extinguishment of debt	—	—	—	116,360
Interest income	11,420	34,643	34,158	131,170
Interest expense (including $44,995 and $6,260 to a related party for the three months ended September 30, 2026 and 2025, and $79,667 and $14,872 for the nine months ended September 30, 2026 and 2025, respectively)	(69,871)	(25,571)	(158,761)	(61,203)
Other expense, net	(29,063)	(10,829)	(53,719)	(4,292)
Total other income (expense), net	26,436	(36,772)	36,121	548,873
Loss before provision for (benefit from) income taxes	(831,151)	(978,791)	(2,893,119)	(1,888,126)
Provision for (benefit from) income taxes	(292)	(363)	935	(4,095)
Net loss	(830,859)	(978,428)	(2,894,054)	(1,884,031)
Accretion of redeemable convertible preferred stock (related party)	(249,911)	(56,121)	(580,298)	(620,869)
Net loss attributable to common stockholders, basic	(1,080,770)	(1,034,549)	(3,474,352)	(2,504,900)
Interest expense on 2026 Notes	—	—	—	4,283
Gain on extinguishment of debt	—	—	—	(116,360)
Net loss attributable to common stockholders, diluted	$(1,080,770)	$(1,034,549)	$(3,474,352)	$(2,616,977)

Weighted-average shares outstanding attributable to common stockholders
Basic	394,598,004	312,166,297	368,570,326	307,177,163
Diluted	394,598,004	312,166,297	368,570,326	307,859,815

Net loss per share attributable to common stockholders
Basic	$(2.74)	$(3.31)	$(9.43)	$(8.15)
Diluted	$(2.74)	$(3.31)	$(9.43)	$(8.50)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$121	$684	$(1,416)	$4,529
Reclassification adjustment for realized gains on investments included in net loss	—	—	(5,702)	—
Foreign currency translation adjustments	820	(2,187)	(3,018)	10,683
Total other comprehensive income (loss)	941	(1,503)	(10,136)	15,212
Comprehensive loss	(829,918)	(979,931)	(2,904,190)	(1,868,819)
Accretion of redeemable convertible preferred stock (related party)	(249,911)	(56,121)	(580,298)	(620,869)
Comprehensive loss attributable to common stockholders	$(1,079,829)	$(1,036,052)	$(3,484,488)	$(2,489,688)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cash flows from operating activities:
Net loss	$(830,859)	$(978,428)	$(2,894,054)	$(1,884,031)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	122,529	120,090	361,163	329,137
Amortization of insurance premium	10,078	9,536	29,365	27,021
Non-cash operating lease cost	18,285	12,928	51,482	32,686
Stock-based compensation	36,578	115,055	144,217	198,889
Inventory and firm purchase commitments write-downs	93,734	190,664	621,322	518,470
Change in fair value of common stock warrant liability	—	(444)	—	(18,627)
Change in fair value of equity securities of a related party	1,226	(916)	10,898	8,589
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(115,176)	36,375	(225,341)	(356,800)
Net accretion of investment discounts/premiums	(84)	(2,616)	(1,174)	(21,678)
Gain on extinguishment of debt	—	—	—	(116,360)
Other non-cash items	21,121	719	23,261	10,019
Changes in operating assets and liabilities:
Accounts receivable (including $22,639 and $(20,108) from a related party for the three months ended September 30, 2026 and 2025, and $(43,402) and $(25,707) for the nine months ended September 30, 2026 and 2025, respectively)	25,739	(13,263)	(22,530)	(26,523)
Inventory	77,167	(446,557)	(768,387)	(1,032,600)
Prepaid expenses	2,241	(4,366)	(28,431)	(32,043)
Other assets	(21,128)	(76,962)	(103,418)	(132,786)
Accounts payable	(147,067)	185,815	(285,432)	244,328
Other liabilities (including $34,371 and nil from a related party for the three months ended September 30, 2026 and 2025, and $34,371 and nil for the nine months ended September 30, 2026 and 2025, respectively)	(47,027)	95,720	(73,474)	236,805
Net cash used in operating activities	(752,643)	(756,650)	(3,160,533)	(2,015,504)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(43,120) and $(57,543) from a related party for the three months ended September 30, 2026 and 2025, and $(160,475) and $(125,211) for the nine months ended September 30, 2026 and 2025, respectively)	(287,071)	(198,818)	(794,065)	(542,722)
Proceeds from maturities of investments (including nil and $15,000 from a related party for the three months ended September 30, 2026 and 2025, and $50,000 and $15,000 for the nine months ended September 30, 2026 and 2025, respectively)	24,000	451,968	201,228	2,413,453
Proceeds from sale of investments	—	—	951,125	—
Purchases of investments (including nil from a related party for the three months ended September 30, 2026 and 2025, and nil and $(30,000) for the nine months ended September 30, 2026 and 2025, respectively)	(59)	—	(28,571)	(309,557)
Other investing activities	—	1,968	—	1,968
Net cash provided by (used in) investing activities	(263,130)	255,118	329,717	1,563,142

LUCID GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - continued (Unaudited) (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cash flows from financing activities:
Proceeds from issuance of common stock under the 2026 Underwriting Agreement	—	—	292,500	—
Payments of issuance costs for the 2026 Underwriting Agreement	(387)	—	(966)	—
Proceeds from issuance of common stock under the 2026 Subscription Agreement to a related party	—	—	200,000	—
Payments of issuance costs for the 2026 Subscription Agreement	(156)	—	(156)	—
Proceeds from issuance of common stock under the 2025 Subscription Agreement	—	300,000	—	300,000
Payment of issuance costs for the 2025 Subscription Agreement	—	(278)	—	(278)
Proceeds from issuance of Series C redeemable convertible preferred stock to a related party	—	—	550,000	—
Payments of issuance costs for Series C redeemable convertible preferred stock	(400)	—	(1,150)	—
Payments of transaction costs for the issuance of 2031 Notes	—	—	(1,165)	—
Proceeds from issuance of 2030 Notes	—	—	—	1,100,000
Payments of transaction costs for the issuance of 2030 Notes	—	(166)	—	(18,090)
Purchase of capped call options	—	—	—	(118,250)
Repurchase of 2026 Notes	—	—	—	(931,433)
Proceeds from borrowings from related parties	1,200,000	79,976	1,735,994	186,621
Proceeds from exercise of stock options	—	626	2,785	1,900
Proceeds from employee stock purchase plan	—	—	9,833	12,696
Tax withholding payments for net settlement of employee awards	(27)	(3,060)	(1,338)	(12,509)
Payment for finance lease liabilities	(1,255)	(1,046)	(3,716)	(2,422)
Payments for credit facility issuance costs to related parties	—	—	(3,750)	(507)
Net cash provided by financing activities	1,197,775	376,052	2,778,871	517,728
Net increase (decrease) in cash, cash equivalents, and restricted cash	182,002	(125,480)	(51,945)	65,366
Beginning cash, cash equivalents, and restricted cash	806,966	1,797,898	1,040,913	1,607,052
Ending cash, cash equivalents, and restricted cash	$988,968	$1,672,418	$988,968	$1,672,418

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)
Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss attributable to common stockholders, basic (GAAP)	$(1,080,770)	$(1,034,549)	$(3,474,352)	$(2,504,900)
Interest expense	69,871	25,571	158,761	61,203
Interest income	(11,420)	(34,643)	(34,158)	(131,170)
Provision for (benefit from) income taxes	(292)	(363)	935	(4,095)
Depreciation and amortization	122,529	120,090	361,163	329,137
Stock-based compensation	36,578	115,055	140,915	198,889
Workforce reduction charges	1,270	—	72,879	—
Change in fair value of common stock warrant liability	—	(444)	—	(18,627)
Change in fair value of equity securities of a related party	1,226	(916)	10,898	8,589
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(115,176)	36,375	(225,341)	(356,800)
Accretion of redeemable convertible preferred stock (related party)	249,911	56,121	580,298	620,869
Gain on extinguishment of debt	—	—	—	(116,360)
Adjusted EBITDA (non-GAAP)	$(726,273)	$(717,703)	$(2,408,002)	$(1,913,265)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss attributable to common stockholders, diluted (GAAP)	$(1,080,770)	$(1,034,549)	$(3,474,352)	$(2,616,977)
Stock-based compensation	36,578	115,055	140,915	198,889
Workforce reduction charges	1,270	—	72,879	—
Change in fair value of common stock warrant liability	—	(444)	—	(18,627)
Change in fair value of equity securities of a related party	1,226	(916)	10,898	8,589
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(115,176)	36,375	(225,341)	(356,800)
Accretion of redeemable convertible preferred stock (related party)	249,911	56,121	580,298	620,869
Adjusted net loss attributable to common stockholders, diluted (non-GAAP)	$(906,961)	$(828,358)	$(2,894,703)	$(2,164,057)
Adjusted Net Loss Per Share Attributable to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss per share attributable to common stockholders, diluted (GAAP)	$(2.74)	$(3.31)	$(9.43)	$(8.50)
Stock-based compensation	0.09	0.37	0.38	0.65
Workforce reduction charges	—	—	0.20	—
Change in fair value of common stock warrant liability	—	—	—	(0.06)
Change in fair value of equity securities of a related party	—	—	0.03	0.03
Change in fair value of derivative liabilities and subscription agreements associated with redeemable convertible preferred stock (related party)	(0.29)	0.11	(0.61)	(1.17)
Accretion of redeemable convertible preferred stock (related party)	0.64	0.18	1.58	2.02
Adjusted net loss per share attributable to common stockholders, diluted (non-GAAP)	$(2.30)	$(2.65)	$(7.85)	$(7.03)

Weighted-average shares outstanding attributable to common stockholders, diluted	394,598,004	312,166,297	368,570,326	307,859,815

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - continued
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net cash used in operating activities (GAAP)	$(752,643)	$(756,650)	$(3,160,533)	$(2,015,504)
Capital expenditures	(287,071)	(198,818)	(794,065)	(542,722)
Free cash flow (non-GAAP)	$(1,039,714)	$(955,468)	$(3,954,598)	$(2,558,226)